UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 20, 2005
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated October 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 20, 2005	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed October 20, 2005

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-
party payors.  Actual results could differ materially
from those suggested by these forward-looking
statements. Further information on potential factors
that could affect the Company’s financial results is
included in the Company’s Form 10-K for the year
ended December 31, 2004, and subsequent filings.

Clinical Labs 40%
POLs 7%
Hospitals 53%

©2005 Laboratory Corporation of America® Holdings

The Clinical Laboratory Testing
Market - $40 billion Annually

Source:    Company estimates, industry reports and 2004 revenue for LabCorp.

Independent clinical lab share

is $16 billion

Represents 2% to 3% of all

health care spending

Influences /directs

approximately 80% of health

care spending

Rapidly evolving technology,

emphasis on preventative

medicine and aging of

population are all driving

growth

Has grown at a CAGR of

between 5% and 6%

Profile of LabCorp

A leader in the esoteric and genomic testing

market and second-largest clinical laboratory

company in North America

Offers a broad range of routine and

esoteric/genomic tests

Conducts testing on more than 360,000

specimens daily

Provides lab services to physicians and other

health care providers

Approximately 24,500 employees nationwide

Primary Testing Locations

Primary LabCorp Testing Locations

PR

AK

Corporate Headquarters

Burlington, NC

LabCorp’s Investment and
Performance Fundamentals

History of Strong Financial

Performance

Significant Cash Generator

Industry leading EBITDA margins

Strong Balance Sheet

Investment Grade Credit Ratings

$3,250.0
$3,000.0
$2,750.0
$2,500.0
$2,250.0
$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$1,919.3
$2,199.8
$2,507.7
$2,939.4
$3,084.8
2000
2001
2002
2003
2004

©2005 Laboratory Corporation of America® Holdings

Net Sales (in millions)

25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
17.7%
21.3%
22.5%
24.2%
25.5%
2000
2001
2002
2003
2004

©2005 Laboratory Corporation of America® Holdings

EBITDA Margin

$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.80
$1.26
$1.69
$2.11
$2.45
2000
2001
2002
2003
2004

©2005 Laboratory Corporation of America® Holdings

EPS

$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$246.7
$316.0
$431.5
$564.3
$538.1
2000
2001
2002
2003
2004

©2005 Laboratory Corporation of America® Holdings

Operating Cash Flow (in millions)

(1) Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(1)

To lead the industry in achieving
long-term growth and profitability
by strengthening our nationwide
core testing business and
expanding our higher-growth,
higher-value esoteric and
genomic businesses.

LabCorp’s Strategy

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Retention

-Licensing/partnerships

-Cancer

-Specimen tracking

-Call center consolidation

-Report improvement

-Acquisitions

-Appropriate prices

-Reduce leakage

-Value of new lab tests

-Customer connectivity

Third Quarter Results (in millions, except per share data)

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted
Accounting Principles, see Company’s 3rd quarter 2005 earnings release furnished on Form 8-K on October 20, 2005.

(2) Excluding $0.04 per diluted share impact of restructuring and other special charges in third quarter of 2005.

9/30/04

9/30/05

+/(-)

Revenue

$781.5

$852.9

9.1%

EBITDA

(1)

$200.8

$213.6

6.4%

EBITDA Margin

25.7%

25.0%

(70

bp)

Diluted EPS

(2)

$0.63

$0.70

11.1%

Nine-Month Results (in millions, except per share data)

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
Principles, see Company’s 3rd quarter 2005 earnings release furnished on Form 8-K on October 20,2005.

(2) Excluding the $0.07 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss.

9/30/04

9/30/05

+/(-)

Revenue

$2,318.3

$2,505.3

8.1%

EBITDA

(1)

$602.8

$646.3

7.2%

EBITDA Margin

26.0%

25.8%

(20

bp)

Diluted EPS

(2)

$1.87

$2.14

14.4%

2005 Nine-Month Financial
Achievements

Diluted EPS of $2.14 (1)

EBITDA margin of 25.8% of sales

Operating cash flow of $413.0 million

Increased revenues 8.1% (1.2% volume; 6.9%

price)

Repurchased approximately $201 million of

LabCorp stock

Completed US LABS and Esoterix acquisitions

(1) Excluding the $0.07 per diluted share impact of restructuring and other special charges, and a non-recurring investment loss.

Financial Performance

Price & Volumes:  Trends by Payor Type

Client (Physicians)

Patient

Third Party

(MC/MD/Insurance)

Managed Care

Capitated

Fee for service

Total

LabCorp Total

2003

PPA

$

Accessions

millions

$27.07

118.48

34.25

9.95

45.68

32.74

$33.43

31.7

2.5

18.1

12.9

22.7

35.6

87.9

2004

PPA

$

millions

$26.61

123.59

34.84

10.36

46.01

33.67

$33.86

32.7

2.5

18.9

12.8

24.2

37.0

91.1

Accessions

YTD 2005

PPA

$

millions

$29.03

134.08

38.52

10.42

47.10

34.64

$35.99

24.2

1.7

14.8

9.8

19.1

28.9

69.6

Accessions

Financial Performance

Revenue Analysis by Business Area

YTD SEP 2004

Revenue

% Accns

Accns

PPA

$Million

to  total

000

$

Genomic

Identity/Gene
Probes

All Genomic

Other Esoteric

Histology

All Genomic/
          Esoteric

Core

Total

$219.2

1,868.9

2.7%

$117.30

125.3

344.5

221.8

152.7

719.0

1,599.3

$2,318.3

2,843.3

4,712.2

5,360.1

1,690.0

11,762.3

57,059.0

68,821.3

4.1%

6.8%

7.8%

2.5%

17.1%

82.9%

100.0%

44.06

73.11

41.38

90.34

61.12

28.03

$33.69

YTD SEP 2005

Revenue

% Accns

Accns

$Million

to  total

000

$247.9

2,124.5

3.1%

$116.70

131.9

379.8

251.3

210.7

841.8

1,663.5

$2,505.3

2,933.8

5,058.3

6,046.9

1,807.2

12,912.4

56,694.6

69,607.0

4.2%

7.3%

8.7%

2.6%

18.6%

81.4%

100.0%

44.95

75.09

41.55

116.61

65.19

29.34

$35.99

PPA

$

(0.5%)

2.0%

2.7%

0.4%

29.1%

6.7%

4.7%

6.8%

05 vs 04

PPA

Incr/(Decr)

Free Cash Flow Investment
Strategy

Acquisitions

Stock repurchase program

Retain flexibility in utilizing remaining cash

Updated 2005 Financial Guidance

Revenue growth of approximately 7.5% to 8% compared
to 2004.

EBITDA margins of 25.5% of revenues.

Diluted EPS in the range of $2.73 to $2.77, excluding the
third quarter restructuring and other special charges.

Capital expenditures of between $90 and $100 million.

Free cash flow of between $440 and $465 million.

Net interest expense of approximately $32 million.

Bad debt rate of approximately 5.3% of sales for the
remainder of the year.

Financial Guidance for 2005
(cont’d.)

We expect the fourth quarter to be impacted by the continued

effects of third quarter hurricanes. We estimate the following negative impacts:

Revenue - approximately $7.5 million

Volume - approximately 1%

EPS - approximately $0.02

As a reminder, there is one less revenue day in the fourth

quarter of 2005 versus the fourth quarter of 2004

Guidance does not include:

Any potential restructuring charges at LabCorp associated

with the continued integration of US LABS and Esoterix into

LabCorp, or

Future share repurchases beyond the third quarter.

Preliminary Financial Guidance
for 2006

Revenue growth of approximately 6.5% to 7.5% percent.

Diluted earnings per share growth of 12% to 14%,
compared to LabCorp’s 2005 guidance.

Other Financial Information

For the Quarter Ended September 30, 2005

Depreciation

Amortization

Capital expenditures

Bad debt as a percentage of sales

Q1

Q2

23.2

Q3

Zero coupon-subordinated notes

Revolving credit facility
        (weighted average)

Cash flows from operations

Effective interest rate on debt:

5 ½% Senior Notes (including
      effect of interest rate swap)

Days sales outstanding

YTD
2005

$

24.1

$

24.2

$

71.5

$

12.1

13.1

13.1

38.3

25.5

20.2

25.7

71.4

154.5

86.5

172.0

413.0

5.5%

5.3%

5.3%

5.4%

2.00%

2.00%

2.00%

2.00%

5.38%

5.38%

5.38%

5.38%

3.31%

3.62%

4.34%

4.34%

55

55

55

55

$

$

$

$

$

$

$

$

$

$

$

$

($ in millions)